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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                            RIM SEMICONDUCTOR COMPANY

             (Exact name of registrant as specified in its charter)



            Utah                        000-21875                 95-4545704
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                 305 NE 102ND AVE, SUITE 105, PORTLAND, OR 97220
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          (Address of principal executive offices, including Zip Code)

                                 (503) 257-6700
                                 --------------
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Rim Semiconductor Company (the "Company") and HelloSoft, Inc. ("HelloSoft") have, as of February 6, 2006, entered into a Technology License Agreement (the "Agreement"). Under the Agreement, the Company has obtained a license to include HelloSoft's integrated VoIP software suite in the Company's Embarq30 semiconductor. The software suite includes an SIP Signaling Stack, Algorithms for Voice Media Processing, Jitter Buffering, Call Control Manager, Media and System Frameworks, Application Layer, OS Abstraction Layer and all necessary software components required for VoIP clients. The HelloSoft solution is standards compliant and has been verified for interoperability with commercial SIP proxy servers and popular VoIP end point devices available in the market. In exchange for such rights, the Company will pay to HelloSoft a license fee and certain royalties based on its sales of products including the licensed technology.

HelloSoft and the Company are parties to a Services Agreement, dated as of March 31, 2004 (the "Services Agreement"), a First Amendment to Services Agreement, dated as of March 31, 2004, and Amendments 1.0, 2.0, and 3.0 to the Services Agreement, dated as of October 11, 2004, July 26, 2005 and November 3, 2005, respectively. Pursuant to these agreements, HelloSoft has been and continues to be engaged to provide technology development services for the Company relating to the Company's semiconductor products. As of February 10, 2006, HelloSoft beneficially owns 5,825,396 shares of the Company's common stock. Other than as described above, there is no material relationship between the Company and HelloSoft and any of their respective affiliates, officers, or directors.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:     None



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Rim Semiconductor Company


Dated: February 10, 2006              By:  /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer





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